EXHIBIT 10.8

                     THIRD AMENDMENT TO THE AGENCY AGREEMENT

         THIS THIRD AMENDMENT (the "Amendment") to the Agency Agreement, as amended by the First and Second Amendments thereto (as so amended, the "Agency Agreement"), dated as of September 11, 2000, by and between ebank.com, Inc. a Georgia corporation (the "Company"), and Attkisson Carter & Akers (the "Agent") is made as of June 5, 2001 by and between the Company and the Agent. Capitalized terms used by not defined herein shall have the meanings ascribed to them in the Agency Agreement.

                               W I T N E S S E T H


         WHEREAS, the Company and the Agent desire to amend the Agency Agreement as provided herein,

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein, the parties hereto do hereby agree as follows:

         SECTION 1. Amendment to Agency Agreement. Section 2.2 of the Agency Agreement is hereby amended by deleting the second sentence of such section in its entirety and replacing it with the following: "However the Company or Agent may in the Company's or the Agent's sole discretion, as the case may be, terminate this Agreement at any time after June 5, 2001."

         SECTION 2. Effect on Merger Agreement. Except a otherwise specifically provided herein, the Agency Agreement shall not be amended but shall remain in full force and effect.

         SECTION 3. Headings. The Section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

         SECTION 4. Counterparts. This Amendment may be executed simultaneously in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the day and year first above written.




                              EBANK.COM, INC.



                              By:
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                              Its:
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                              ATTKISSON CARTER & AKERS



                              By:
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